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                                                                       Exhibit G

                             JOINT FILING STATEMENT

      The undersigned hereby agree as follows:

      (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

      (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: August 25, 2005

                                       GREAT POINT PARTNERS LLC

                                       Signature:  /s/ Dr. Jeffrey R. Jay, M.D.
                                                  ------------------------------
                                                  By Dr. Jeffrey R. Jay, M.D.,
                                                   as senior managing member

                                       BIOMEDICAL VALUE FUND L.P.

                                       Signature:  /s/ Dr. Jeffrey R. Jay, M.D.
                                                  ------------------------------
                                                  By Great Point Partners, LLC,
                                                   as investment manager,
                                                  By Dr. Jeffrey R. Jay, M.D.,
                                                   as senior managing member

                                       BIOMEDICAL OFFSHORE VALUE FUND, LTD.

                                       Signature:  /s/ D. Jeffrey R. Jay, M.D.
                                                  ------------------------------
                                                  By Great Point Partners, LLC,
                                                   as investment manager,
                                                  By Dr. Jeffrey R. Jay, M.D.,
                                                   as senior managing member

                                       DR. JEFFREY R. JAY, M.D.

                                       Signature: /s/ Dr. Jeffrey R. Jay, M.D.
                                                  ------------------------------